                        STI CLASSIC FUNDS-EQUITY FUNDS
                        FLEX SHARES

                        PROSPECTUS

                               January 24, 2000


                               CORE EQUITY FUND

                               E-COMMERCE OPPORTUNITY FUND






INVESTMENT ADVISER

TO THE FUNDS:

TRUSCO CAPITAL MANAGEMENT, INC.

(the "Adviser")



STI Classic Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                          HOW TO READ THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Flex Shares of the Core Equity Fund and E-Commerce Opportunity Fund that you should know before investing. Please read this prospectus and keep it for future ref-erence.

This prospectus has been arranged into different sections so that you can eas-ily review this important information. On the next page, there is some general information you should know about risk and return which is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                            Page
   CORE EQUITY FUND........................................................    2
   E-COMMERCE OPPORTUNITY FUND.............................................    4
   MORE INFORMATION ABOUT RISK.............................................    6
   MORE INFORMATION ABOUT FUND INVESTMENTS.................................    6
   THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS...........................    6
   PURCHASING, SELLING AND EXCHANGING FUND SHARES..........................    7
   DIVIDENDS AND DISTRIBUTIONS.............................................   10
   TAXES...................................................................   10

   HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS........ Back Cover

                  RISK/RETURN INFORMATION COMMON TO THE FUNDS

 Each Fund is a mutual fund. A mutual fund pools share-holders' money and, using professional investment man-agers, invests it in securities.

 Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest
 Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judg-ments about the markets, the economy, or companies may not anticipate actual market movements, economic con-ditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The investment objective of each Fund is nonfundamental and may be changed without shareholder approval.

 The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers.
 These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2

CORE EQUITY FUND
--------------------------------------------------------------------------------

Fund Summary
--------------------------------------------------------------------------------

 Investment Goal               Long-term capital growth
----------------------------------------------------------------------------------------------
 Investment Focus              Common stocks of mid- to large-cap companies
----------------------------------------------------------------------------------------------
 Share Price Volatility        Moderate to high
----------------------------------------------------------------------------------------------
 Principal Investment Strategy Attempts to identify companies with superior earnings trends
----------------------------------------------------------------------------------------------
 Investor Profile              Investors seeking long-term growth of capital without regard to income who are willing to accept more volatility for the
                               possibility of higher returns
----------------------------------------------------------------------------------------------

Investment Strategy

The Core Equity Fund invests primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. In selecting stocks for the Fund, the Adviser attempts to capture superior growth prospects based on earn-ings potential, profitability and other measures. These measures include growth characteristics such as whether a company makes significant investments in research and product development or whether a company is participating in rap-idly expanding industries. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the risks of investing in this Fund?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and devel-opments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid- to large-capitalization growth stocks may underperform other segments of the equity market or the equity mar-kets as a whole.

Performance Information

As of September 30, 1999, the Core Equity Fund had not commenced operations, and did not have a performance history.

3

--------------------------------------------------------------------------------

Fund Fees and Expenses

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                    Flex
                                   Shares
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)       None
Maximum Deferred Sales Charge
(Load)
(as a percentage of net asset
value)*                            2.00%

* This sales charge is imposed if you sell Flex Shares within 1 year of your purchase. See "How to Sell Your Fund Shares."

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                    Flex
                                   Shares
Investment Advisory Fees           1.10%
Distribution and Service (12b-1)
 Fees                              1.00%
Other Expenses*                    0.25%
                                   -----

Total Annual Fund Operating
Expenses                           2.35%

* Other Expenses are based on estimated amounts for the current year.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs and returns might be different, your approxi-mate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

             1 Year 3 Years
Flex Shares   $443   $733

If you do not sell your shares at the end of the period:

             1 Year 3 Years
Flex Shares   $238   $733

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's estimated expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest estimated expenses that could be currently charged to the Fund. Actual expenses are expected to be lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Estimated actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 1.00%, 1.00% and 2.25%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

4

E-COMMERCE OPPORTUNITY FUND
--------------------------------------------------------------------------------

Fund Summary
--------------------------------------------------------------------------------

 Investment Goal               Long-term capital growth
----------------------------------------------------------------------------------------------
 Investment Focus              Common stocks of companies participating in multiple electronic commerce market segments
----------------------------------------------------------------------------------------------
 Share Price Volatility        Very high
----------------------------------------------------------------------------------------------
 Principal Investment Strategy Attempts to identify companies utilizing electronic commerce opportunities to achieve above average growth
----------------------------------------------------------------------------------------------
 Investor Profile              Aggressive investors with long-term investment goals who are willing to accept significant volatility for the possibility of higher returns
----------------------------------------------------------------------------------------------

Investment Strategy

The E-Commerce Opportunity Fund invests primarily in common stocks of U.S. com-panies that are expected to benefit substantially from electronic commerce and achieve above average growth. The Fund defines electronic commerce, or e-com-merce, as conducting business through the use of computers, the Internet, tele-communication lines and other electronic means of information transfer. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of recently established corporations that are imple-menting pioneering electronic commerce strategies. The second segment consists of technology companies that provide the infrastructure to support electronic commerce. The third segment includes conventional corporations that are leveraging electronic commerce opportunities to improve their competitive advantage. In selecting investments for the Fund, the Adviser focuses on a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the risks of investing in this Fund?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and devel-opments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rap-idly changing business environments and trade at valuations which are signifi-cantly higher than average. As a result, the Fund's NAV may be more volatile than other, broadly diversified equity funds.

Performance Information

As of September 30, 1999, the E-Commerce Opportunity Fund had not commenced operations, and did not have a performance history.

5

--------------------------------------------------------------------------------

Fund Fees and Expenses

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                    Flex
                                   Shares
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)       None
Maximum Deferred Sales Charge
(Load)
(as a percentage of net asset
value)*                            2.00%

* This sales charge is imposed if you sell Flex Shares within 1 year of your purchase. See "How to Sell Your Fund Shares."

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                    Flex
                                   Shares
Investment Advisory Fees           1.10%
Distribution and Service (12b-1)
 Fees                              1.00%
Other Expenses*                    0.25%
                                   -----

Total Annual Fund Operating
Expenses                           2.35%

* Other Expenses are based on estimated amounts for the current year.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distribu-tions. Although your actual costs and returns might be different, your approxi-mate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

             1 Year 3 Years
Flex Shares   $443   $733

If you do not sell your shares at the end of the period:

             1 Year 3 Years
Flex Shares   $238   $733

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's estimated expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest estimated expenses that could be currently charged to the Fund. Actual expenses are expected to be lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Estimated actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 1.00%, 1.00% and 2.25%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

6

--------------------------------------------------------------------------------


MORE INFORMATION ABOUT RISK

Equity Risk - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to com-mon stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provi-sion. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. Howev-er, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continu-ously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Core Equity Fund and E-Commerce Opportunity Fund. As of July 1, 1999, Trusco had approximately $30 billion in assets under management.

The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGERS

Mr. Robert J. Rhodes, CFA, has been employed by Trusco since 1973 and served as Director of Research since 1980. He has managed the Core Equity Fund since its inception in October 1999. He has more than 26 years of investment experience.

Mr. Alan S. Kelley has served as a portfolio manager of Trusco since 1999. He has managed the E-Commerce Opportunity Fund since it began operating in October 1999. Prior to joining Trusco, Mr. Kelley served as a portfolio manager with SunTrust Bank, Atlanta from 1995 to 1999. Prior to 1995, he was a portfolio manager of Urban Equities, LLC. He has more than 5 years of investment experi-ence.

7

--------------------------------------------------------------------------------


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Flex Shares of the Funds.

How To Purchase Fund Shares

A SunTrust Securities Investment Consultant can assist you in opening a broker-age account which will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:
 . Mail
 . Telephone (1-800-874-4770)
 . Wire
 . Automated Clearing House (ACH)

You may also buy shares through investment representatives of certain corre-spondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institu-tions that are authorized to place transactions in Fund shares for their cus-tomers. Please contact your financial institution directly and follow its pro-cedures for Fund share transactions. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV for each Fund, generally the Funds must receive your purchase order before 4:00 p.m. Eastern time.

For Customers of SunTrust, Its Affiliates, and Other Financial Institutions

You may have to transmit your purchase, sale and exchange requests to SunTrust or other financial institutions at an earlier time for your transaction to become effective that day. This allows the financial institution time to proc-ess your request and transmit it to the administrator or transfer agent in time to meet the above stated Fund cut-off times. For more information about how to purchase, sell or exchange Fund shares, including specific SunTrust or other financial institutions internal order entry cut-off times, please contact your financial institution directly.

How the Funds Calculate NAV

In calculating NAV, each Fund generally values its investment portfolio at mar-ket price. If market prices are unavailable or a Fund thinks that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Net Asset Value

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

Minimum Purchases

To purchase shares for the first time, you must invest in any Fund at least $5,000 ($2,000 for retirement plans).

Your subsequent investments in any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept invest-ments of smaller amounts at its discretion.

8

--------------------------------------------------------------------------------


FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Invest-ment Consultant and complete the FUNDLINK application and authorization agree-ments. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-428-6970 to complete all of your purchase and redemption transactions.

Systematic Investment Plan

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying Flex Shares, you should plan on investing at least $5,000 per Fund during the first two years. The Distributor may close your account if you do not meet this mini-mum investment requirement at the end of two years.

Sales Charges

Contingent Deferred Sales Charges -- Flex Shares

You do not pay a sales charge when you purchase Flex Shares. The offering price of Flex Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a contingent deferred sales charge equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Flex Shares of one Fund for Flex Shares of another Fund.

The contingent deferred sales charge will be waived if you sell your Flex Shares for the following reasons:

 . to make certain withdrawals from a retirement plan (not including IRAs);
 . because of death or disability; or
 . for certain payments under the Systematic Withdrawal Plan (which is discussed later).

Offering Price of Fund Shares

The offering price of Flex Shares is simply the next calculated NAV.

How to Sell Your Fund Shares

If you own your shares through a brokerage account with SunTrust Securities, you may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institu-tion may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Flex Shares, any applicable deferred sales charge.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic with-drawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

Receiving Your Money

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. If you recently pur-chased your shares by check or through ACH, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

9

--------------------------------------------------------------------------------


Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unu-sual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimum is $5,000.

But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securi-ties or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange your shares up to four times during a calendar year. If you exchange your shares more than four times during a year, you may be charged a $10.00 fee for each additional exchange. You will be notified before any fee is charged.

If you recently purchased shares by check, or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days notice.

Exchanges

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

Flex Shares

You may exchange Flex Shares of any Fund for Flex Shares of any other Fund.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instruc-tions, the Fund is not responsible for any losses or costs incurred by follow-ing telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribu-tion and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Flex Shares the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source avail-able to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouch-ers, trips and vacation packages, to dealers selling shares of a Fund.

10

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DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income quarterly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

Please consult your tax adviser regarding your specific questions about feder-al, state and local income taxes. Below the Funds have summarized some impor-tant tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capi-tal gains. Each sale or exchange is a taxable event.

More information about taxes is in the SAI.

STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, GA 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the fol-lowing:

Statement of Additional Information (SAI)

The SAI dated October 1, 1999, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial infor-mation about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-874-4770
By Mail: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, PA 19456

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website "http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for informa-tion on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.


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